UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 20, 2020
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

PA	0-10587		23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	Lancaster,	PA	17602
(Address of Principal Executive Offices)			(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

    On October 20, 2020, Fulton Financial Corporation (the "Corporation") issued a press release (the "Press Release") announcing its results of operations for the third quarter ended September 30, 2020. A copy of the Press Release and supplementary financial information which accompanied the Press Release, are attached as Exhibit 99.1 to this Current Report and are incorporated herein by reference. The Corporation also posted on its Investor Relations website, www.fult.com, presentation materials the Corporation intends to use during a conference call and webcast to discuss those results on Wednesday, October 21, 2020 at 10:00 a.m. Eastern Time. A copy of the presentation materials is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"). The information included in Exhibit 99.1 shall be considered "filed" for purposes of the Exchange Act and therefore may be incorporated by reference in filings under the Securities Act.

Item 8.01 Other Events

On October 1, 2020, the Corporation reported in its Current Report on Form 8-K that its wholly-owned banking subsidiary, Fulton Bank, National Association (the "Bank"), as part of the Bank's ongoing strategic optimization of its network of financial centers to adapt to the evolving needs and expectations of its customers, would be closing 21 financial center offices and consolidating the operations of those offices into nearby financial centers operated by the Bank. In connection with the financial center closures, the Corporation reported that it expects to incur pre-tax costs of approximately $11.5 million, consisting of $6.5 million of write-offs of premises and equipment, $4 million of lease termination charges and $1 million of future cash expenditures in connection with employee severance, and that these costs are expected to be recognized in the third and fourth quarters of 2020, and the first quarter of 2021. The Corporation also reported that it expects that the closure of these financial centers will reduce annual pre-tax operating expense by approximately $7 million, beginning in the first quarter of 2021.

The financial center optimization effort is part of a much larger company-wide strategic operating expense review that was prompted by the prolonged and continuing effects of COVID-19, and the expectation that interest rates will remain very low for the next several years. It is also a recognition of the need to accelerate the timetable for certain technology and digital investments that were in progress.

The strategic operating expense review involves a number of changes that are expected to result in annual expense savings of $25 million in operating cost, inclusive of the previously reported financial center consolidation savings. The expense review involves the elimination of positions and expense reductions in a number of other areas across the enterprise. Of the expected $25 million in annual expense savings, the Corporation expects to reinvest a portion to accelerate digital transformation initiatives.

It is expected that the savings will not be fully realized until mid-2021. In addition, it is expected that a pre-tax charge within the range of $17 to $19 million will be realized for this initiative for employee severance, fixed asset write-offs and lease termination charges, among others. Of this charge, $16 to $17 million is expected to be incurred in the fourth quarter of 2020, with the remaining charges of up to approximately $1 million pre-tax being recognized in the first quarter of 2021.

The information in this Item 8.01 is deemed "filed" for purposes of Section 18 of the Exchange Act and, therefore, may be incorporated by reference in filings under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," "projects," the negative of these terms and other comparable terminology. Statements relating to the expectations regarding the Bank's financial center optimization and strategic operating expense review contained in Item 8.01 of this Current Report on Form 8-K and the "outlook" or "Q4 2020 Outlook" contained in Exhibit 99.2 to this Current Report are forward-looking statements. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission and are or will be available in the Investor Relations section of the Corporation's website (www.fult.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press release dated October 20, 2020 containing financial information for the quarter ended September 30, 2020, deemed "filed" under the Securities Exchange Act of 1934.
99.2	Presentation materials to be discussed during the conference call and webcast on October 21, 2020, deemed "furnished" under the Securities Exchange Act of 1934.
104	Cover page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2020	FULTON FINANCIAL CORPORATION
By: /s/ Mark R. McCollom
Mark R. McCollom
Senior Executive Vice President and
Chief Financial Officer